Reprinted by permission of Morningstar. September 30, 2006 • Z-S3006	www.morningstar.com

Analyst Report
by Greg Carlson

Morningstar's Take | 09-30-06

Gateway Fund is one of the more appealing options in the long/short category.

This fund employs a patient, sensible strategy. Manager Patrick Rogers owns a basket of large-cap stocks that's expected to closely track the S&P 500 Index while generating a higher yield—thus the fund owns bigger stakes than the index in dividend-paying names such as Citigroup C, Pfizer PFE and Altria MO. However, Rogers hedges away most of the stocks' potential capital appreciation by selling call options on the S&P 500 (using the equity portfolio as collateral), which in turn generates income. In order to limit downside risk, he also purchases put options on the index. (The value of these puts rises when the market declines, so they effectively function as shorts.)

Rogers' approach isn't entirely risk-free—the fund's puts are typically 6%-10% below the current level of the S&P, thus the fund can still get hurt when the index drops (witness its 8% loss in 2002's third quarter). But the fund typically provides significant upside in market rallies— it posted double-digit gains from 1995 through 1999—while limiting volatility. It's generated a respectable 7% annualized return over the trailing 10 years.

The fund is also built on a solid foundation. Its expense ratio hasn't declined much in recent years despite significant asset growth, but at 0.95%, it's by far the cheapest option in the category, and that price tag allows more of the income generated by management's strategy to flow through to shareholders. What's more, the fund is run by an experienced hand—Rogers, a 17-year veteran of Gateway Investment Advisers, has served in the lead role here since 1994, and is supported by three managers and traders. We're also encouraged that Rogers has more than $1 million invested in the fund's shares, which helps signal his conviction in its investment process.

All told, this fund is a good way for cautious investors to gain exposure to the equity markets.

Greg Carlson is a fund analyst with Morningstar.com.

Year	Total Return (%)	+/-Category
YTD	7.52	2.83
2006	—	—
2005	4.66	0.04
2004	6.95	1.95
2003	11.61	2.06
Data through 09-30-2006

Morningstar Rating
****

Kudos
Management's unique approach gives the fund a chance to perform well when the stock market is flat.

This fund's tax efficiency is superior to its peers because 60% of income from equity options is taxed at long-term rates.

Risks
Because it sells off nearly all of the upside potential from its stocks, the fund won't register huge gains.

The fund can lose money during a steadily declining market, as it did in 2002.

A move to increase dividend yield creates the risk that the fund's underlying stock portfolio won't completely cover its S&P 500 call options.

Strategy
The fund makes money by selling index call options. To cover the call options, the fund owns a broadly diversified portfolio of stocks that resemble the S&P 500. When stock prices go up, the fund's ownership of stocks compensates for losses on call options. To protect the fund from large losses in a declining market, management buys index put options.

Management
Patrick Rogers has run the fund since 1994. Gateway has one trader and three other portfolio managers who work with Rogers to set its option strategy.

Inside Scoop
This conservative fund holds a broadly diversified basket of stocks and then sells index call options against those stocks. That strategy limits its upside but gives it a chance to make money when the market is flat. Buying index put options helps limit its losses.

Role in Portfolio
Core. A good choice for risk-averse investors.

Release date 09-30-2006

Gateway

Performance 09-30-2006

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2004	1.22	1.59	0.30	3.71	6.96
2005	0.70	1.88	1.60	0.41	4.66
2006	3.24	0.88	3.24	—	7.52

Trailing Returns	l Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	7.96	—	6.16	6.82	9.07
Std Quarterly	7.96	—	6.16	6.82	9.07
Total Return	7.96	7.58	6.16	6.82	9.07
+/- S&P 500	-2.83	-4.72	-0.81	-1.77
+/- Rus 3000	-2.26	-5.42	-1.92	-1.88	—
% Rank Cat	33	30	24	67	—
No. in Cat	71	49	35	5	—
7-day Yield	—

Performance Disclosure
The Overall Morningstar Rating is based on risk-adjusted returns, derived from a weighted average of the three-, five-, and ten-year (if applicable) Morningstar metrics.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For performance data current to the most recent month-end, please call 800-354-6339 or visit www.gatewayfund.com.

Fees and Expenses

Sales Charges
Front-End Load %	NA
Deferred Load %	NA

Fund Expenses
Management Fees %	0.57
12b1 Expense %	0.35
Prospectus Net Exp Ratio %	0.95
Prospectus Gross Exp Ratio %	0.95

Risk and Return Profile
	3 Yr	5 Yr	10 Yr
	49 funds	35 funds	5 funds
MorningstarRatingTM	4*	4*	—
Morningstar Risk	Low	Avg	—
Morningstar Return	+Avg	+Avg	—

	3 Yr	5 Yr	10 Yr
Standard Deviation	2.80	6.78	6.56
Mean	7.58	6.16	6.82
Sharpe Ratio	1.60	0.58	0.48

MPT Statistics	Standard Index	Best Fit Index
	S&P 500	Mstar Small C
Alpha	1.67	1.66
Beta	0.31	0.18
R-Squared	74.00	77.00

12-Month Yield	—
30-day SEC Yield	—
Potential Cap Gains Exp	13.00% Assets

Portfolio Analysis 06-30-2006

Equity Style

Portfolio	Port	Rel	Rel
Statistics	Avg	Index	Cat
P/E Ratio TTM	16.2	0.97	0.95
P/C Ratio TTM	10.2	0.94	1.01
P/B Ratio TTM	2.6	0.93	1.04
Geo Avg Mkt	38076	0.75	2.54
Cap Smil

Fixed-Income Style

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 09-30-2006	Bond %
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	95.4	0.95
Greater Europe	4.2	—
Greater Asia	0.4	—

Share Chg	Share	317 Total Stocks	% Net
since	Amount	0 Total Fixed-Income	Assets
12-31-2005		15% Turnover Ratio
	2 mil	ExxonMobil	3.53
	3 mil	General Electric	3.26
	2 mil	Citigroup	2.61
	2 mil	Bank of America	2.56
	2 mil	Microsoft	1.93
	2 mil	Pfizer	1.93
	709,300	Altria Group	1.77
	787,822	Johnson & Johnson	1.61
	1 mil	J.P. Morgan Chase & Co.	1.57
	793,251	Procter & Gamble	1.50
	1 mil	Merck	1.31
	1 mil	AT&T	1.28
	584,764	Chevron	1.24
	1 mil	Verizon Communications	1.22
	1 mil	Bristol-Myers Squibb	1.19

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	16.0	0.80
Software	3.1	0.89
Hardware	7.4	0.77
Media	1.1	0.31
Telecommunication	4.4	1.26
Service Economy	47.2	1.01
Healthcare Services	12.0	0.94
Consumer Services	6.8	0.88
Business Services	4.3	1.02
Financial Services	24.1	1.09
Manufacturing Economy	36.8	1.12
Consumer Goods	9.1	1.05
Industrial Goods	13.5	1.13
Energy	9.6	1.03
Utilities	4.6	1.48

Operations
Family:	Gateway	Objective:	Growth and Income	Minimum IRA Purchase:	$500
Manager:	Rogers, J. Patrick	Ticker:	GATEX	Min Auto Investment Plan:	$1,000
Tenure:	11.9 Years	Minimum Intitial Purchase:	$1,000	Purchase Constraints:	NA

© 2006 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Except as otherwise required by law. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is supplemental sales literature. If applicable it must be preceded or accompanied by a prospectus, or equivalent, and disclosure statement.

GATEWAY FUND

VISIT OUR WEBSITE AT

www.gatewayfund.com

AVERAGE ANNUAL TOTAL RETURNS
AS OF SEPTEMBER 30, 2006

One Year	7.96%
Five Years	6.16%
Ten Years	6.82%
From January 1, 1988	9.07%

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Gateway Fund was rated against the following numbers of long-short funds over the following time periods as of September 30, 2006: 49 funds overall, 49 funds in the last three years and 35 funds in the last five years. With respect to these long-short funds, the Gateway Fund received a Morningstar Rating of four stars overall, four stars for the three-year period and four stars for the five-year period.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Data Source: Gateway Investment Advisers, L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441